Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Equity Grant Practices
The Company grants annual equity awards at approximately the same time each year following the approval by the Compensation Committee. The Compensation Committee and the Board of Directors do not take into account material non-public information when determining the timing or terms of equity awards nor do we time disclosure of material non-public information for the purpose of affecting the value of executive compensation with such equity awards. In 2024 we did not grant stock options, stock appreciation rights, or similar option-like awards to our NEOs.
Award Timing Method	The Company grants annual equity awards at approximately the same time each year following the approval by the Compensation Committee.
Award Timing Predetermined	false
Award Timing MNPI Considered	true